SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549





                              FORM 8-K

                           CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report: December 22, 1995
                                 -----------------
                 (Date of earliest event reported)



                       FORD HOLDINGS, INC.
                       -------------------
       (Exact name of registrant as specified in its charter)


                           Delaware
                           --------
         (State or other jurisdiction of incorporation)


            33-32641          				                   38-2890269
            --------                                 ----------
   (Commission File Number)	              (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan	           			  48121
-------------------------------------                  -----
(Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code  313-322-3000
                                                         ------------




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Item 2.    Acquisition or Disposition of Assets
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     	The boards of directors of Ford Motor Company ("Ford") and Ford Holdings,
Inc. (the "Company") have approved a plan of reorganization of Ford's Financial Services Group. The purpose of the reorganization is to align more closely under a single subsidiary legal ownership of the Financial Services affiliates with management responsibility of such affiliates.

     	As a part of such reorganization, the Company formed Ford FSG, Inc. ("FFSGI"), as a wholly-owned Delaware corporation and contributed its interest in Associates First Capital Corporation to FFSGI in exchange for 100% of the common stock of FFSGI and the assumption by FFSGI of certain debt of the Company.

     	On December 22, 1995, Ford contributed to FFSGI all of its interest in Ford Credit Europe plc ("FCE"), a public limited company incorporated under the laws of England. In 1993, most of the European credit operations of Ford, which generally had been organized as subsidiaries of the respective automotive affiliates of Ford throughout Europe, were consolidated into FCE. FCE's primary business is to support the sale of Ford vehicles in Europe through the Ford dealer network. Ford's direct interest in FCE consisted of approximately 78.2% of the outstanding capital stock of FCE.

    	In exchange for Ford's contribution of its interest in FCE to FFSGI, Ford received a class of common stock in FFSGI that has controlling voting power of FFSGI but otherwise is equal to all other common stock of FFSGI as to the payment of dividends, etc. The percentages of economic interests of FFSGI held by Ford and the Company are based on the relative values of the entities contributed to FFSGI by Ford and the Company.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                               EXHIBITS
                               --------

Designation            Description                   Method of Filing
-----------            -----------                   ----------------
Exhibit 99.1           Financial Statements and      To be Filed by
                       Pro Forma Financial           Amendment*
                       Information





*	It is impracticable to file the financial statements and pro forma financial information at the time this Current Report on Form 8-K is being filed.  The financial statements and pro forma financial information will be filed not later than 60 days after the date on which this Current Report on Form 8-K is being filed.

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                                 -3-

                              SIGNATURE
                              ---------
   	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the date indicated.




                           							FORD HOLDINGS, INC.
                                  -------------------
                              							(Registrant)



Date:  January 8, 1996		  	      By:/s/Peter Sherry, Jr.
                                    -----------------------
                          						    Peter Sherry, Jr.
                         							    Assistant Secretary





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                                   -4-

                             EXHIBIT INDEX
                             -------------


DESIGNATION 	          DESCRIPTION      	                PAGE
-----------            -----------                       ----

Exhibit 99.1           Financial Statements and          To be Filed by
                       Pro Forma Financial               Amendment
                       Information